MANUFACTURER REPRESENTATIVE AGREEMENT

                                     between

                             SURVIVALINK CORPORATION
                                 5420 Feltl Rd.
                              Minneapolis, MN 55343
                               Ph. (612) 939-4181

                                       and

                          MANUFACTURER REPRESENTATIVE:


           __________________________________________________________


           __________________________________________________________


           __________________________________________________________


           __________________________________________________________


           __________________________________________________________



                      MANUFACTURER REPRESENTATIVE AGREEMENT


This agreement is between SURVIVALINK Corporation ("SVL") and the manufacturer representative ("MR") named in Section 1 hereof.

1.       PARTIES AND TERM.

         1.1 SVL is a Minnesota corporation. SVL offices are located at 5420 Feltl Road, Minneapolis, MN 55343. SVL's telephone number is (612) 939- 4181.

         1.2      MR is:

                  __________________________________________________________


                  __________________________________________________________


                  __________________________________________________________


                  __________________________________________________________


                  __________________________________________________________


                  Form of organization (check one):

                   ( ) Corporation     ( ) Partnership     ( ) Sole Proprietor

                  If a corporation, names and addresses of stockholder, directors and officers follow this paragraph. If a partnership, names and addresses of the partners follow this paragraph.

                  __________________________________________________________


                  __________________________________________________________


                  __________________________________________________________


                  __________________________________________________________


                  __________________________________________________________



1.3 This Agreement shall extend for one year from the date it is accepted by SVL. It will be automatically renewed on its anniversary date for one additional year unless either party notifies the other in writing not less than sixty (60) days prior to scheduled expiration that the Agreement will not be renewed. Thereafter, the Agreement may be extended from time to time by written extensions and signed by both parties.


2.       APPLICATION AND ACCEPTANCE; AND NATURE OF PRESENTATION.

         2.1 This agreement, upon being signed in duplicate by MR and received by SVL, shall constitute an application for appointment as an independent contractor of SVL pursuant to the terms and conditions set forth herein, which SVL may, in its sole discretion, accept or reject. At such time as this document is signed by SVL in duplicate and an executed copy is returned to MR, the agreement herein contained shall become effective and MR's authority hereunder shall commence.

3.       AUTHORIZED TERRITORY.

         3.1 MR territory within which representative agrees to sell and support SVL's products are described in Exhibit A.

4.       AUTHORIZED PRODUCT.

         4.1 MR is authorized to sell all products listed in Exhibit B per the terms and conditions of this agreement and attached exhibits.

5.       HANDLING OF ORDERS.

         5.1      All orders are subject to acceptance by SVL.

         5.2 All orders must be on a properly authorized Purchase Order from the customer to SVL.

6.  MR'S RESPONSIBILITIES.

         6.1 MR shall use its best efforts to sell and promote the sale of SVL products in the assigned territory.

         6.2 MR shall demonstrate SVL's products whenever so requested by the MR's customer or by SVL.

         6.3      MR shall maintain proper customer relations.

         6.4 MR shall use such order forms, sales literature and other items as are furnished to MR by SVL.

         6.5 MR shall inform SVL of any and all complaints of customers concerning the delivery, installation, service or performance of the products.

         6.6 MR shall furnish SVL with periodic written reports indicating the MR's activity pertaining to SVL's products.

         6.7 MR shall install all products sold in their territory that MR is compensated for. MR shall train all customers in said territory that will be using the product in accordance with SVL authorized materials and policies.

         6.8 MR shall not sell, offer for sale or solicit the sale of any used SVL products without SVL's prior to written approval of the sale and the terms and conditions thereof.

         6.9 MR shall maintain complete confidentiality during the term of this contract and for a period of three years thereafter with respect to SVL new product development and trade secrets; and for a period of one year thereafter with respect to prospect lists, marketing plans, price lists, commission schedules and like materials.

         6.10 Upon termination of this agreement, MR shall return to SVL, without keeping any copies in MR's possession, all of the records, properties and materials related to MR's representation of SVL, including without limitation customer lists, promotional and advertising materials, sales aids, demonstration equipment, orders in progress, tools and commission schedules. Nothing under this subparagraph shall prevent MR from retaining records and materials pertaining to MR's conduct of business activities as an independent contractor.

         6.11 MR shall treat any demonstration material loaned to MR by SVL as being held in trust; and will return the same to SVL on demand in the same conditions when furnished to MR, reasonable wear and tear accepted; and MR will make no act in which would evidence any ownership by MR of such property.

         6.12 MR shall conduct all transactions relating to this agreement or SVL products as an independent contractor and not as an agent of SVL. MR shall indicate in all correspondence and other oral or written communications that MR is not acting as an agent for SVL when appropriate.

         6.13 MR shall not assign nor attempt to assign this Agreement, nor delegate its duties hereunder without the written consent of SVL.

         6.14 MR shall not make any representations or warranties, express or implied, that are not duly authorized by SVL in writing. See section 7.2.

         6.15 MR agrees to hold SVL harmless of any actions which are the responsibility of the MR, including, but not limited to responsibilities named in the agreement herein, as well as negligence, fraud, misconduct, warranties caused or made by MR.

7.       SVL'S RESPONSIBILITY.

         7.1 SVL shall produce and make available to MR products listed in Exhibit B so long as said products are offered for sale in the assigned territory noted in Section 3 herein.

         7.2 SVL shall furnish customers with written warranties, such written warranties shall constitute SVL's only warranties in lieu of any other, express or implied. The Company makes no representation or warranty as to the products sold to Customer, except those set forth in the Company's warranty and limitation of warranty in effect at the time of confirmation of order for such products, as such warranty may be modified by the Company from time to time (the "Warranty"). The Company's current warranty is set forth in Exhibit D to this Agreement below. THE COMPANY'S WARRANTY RUNS TO THE ORIGINAL END-USER ONLY. MR shall make no warranty or other representation regarding products, express or implied, other than the Warranty. If MR makes, or if a customer or other user of the products claims that the MR has made, any warranty or representation inconsistent with or in addition to the Warranty, MR shall, at its own expense, defend, indemnify and hold harmless the Company from and against any claim thereon of any nature whatsoever. MR further agrees to indemnify and hold harmless the Company with respect to any additional warranties made by MR by reason of MR's failure to comply with any laws, statutes, rules or ordinances in connection with the sale or resale of the products.

                  EXCEPT AS EXPRESSLY PROVIDED IN THE COMPANY'S STANDARD WARRANTY, THE COMPANY MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PRODUCT OR PORTION THEREOF, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE COMPANY SHALL UNDER NO CIRCUMSTANCES BE LIABLE TO CUSTOMER OR ANY THIRD PARTY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY NATURE WHATSOEVER, EVEN IF THE COMPANY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

         7.3 SVL shall advertise nationally and provide promotional programs in support of MR's sales efforts. SVL will seek to maintain a high profile at selected national and regional conventions and meetings. SVL will also conduct programs for the generation of sales leads for the MR.

         7.4 SVL shall maintain a national sales effort for the purpose of actively promoting the use and sale of SVL products. SVL will, where needed, assist the MR in calling on accounts and will actively work to enable the MR to capitalize on sales opportunities.

         7.5 SVL shall pay commission on sales in accordance with commission schedules set out in the attached Exhibit C and at the times indicated thereon.

         7.6      SVL shall establish customer accounts.

         7.7      SVL shall ship and invoice the customer directly.

         7.8 SVL shall facilitate customer support beyond the warranty period in accordance with SVL's then-established practice and cost schedules.

         7.9 SVL will not be liable for delay or failure in shipment, delivery, or other actions of or by SVL caused by circumstances beyond the reasonable control of SVL, in whole or in part, directly or indirectly, including, but not limited to, any acts of God, weather, fires, strikes, embargoes, insurrections, rebellions, civil disorders, war, declared or otherwise, civil war, guerrillas warfare, shortages of labor, material or transportation, or other conditions or causes beyond SVL's control.

         7.10 SVL shall provide MR with records of all invoices and payments for sales generated in the assigned territory on a timely basis.

         7.11 SVL will add MR as additional named insured on SVL's product liability insurance coverage.

8.       TERM OF AGREEMENT AND TERMINATION.

         8.1 This Agreement shall extend to the date specified in Section 1 hereof. It may be extended from time to time by written extensions signed by both parties as indicated herein.

         8.2 This Agreement may be terminated prior to the expiration date as follows:

                  a) FOR MATERIAL BREACH. In the event of any misrepresentation, deceit or other material breach of this agreement, the party not in default may at anytime thereafter on written notice, terminate this Agreement.

                  b) FOR INSOLVENCY OF MR OR OTHER CAUSE. SVL may, on written notice, terminate this Agreement upon the insolvency of the MR: upon any sale, assignment or change in the ownership or control of the MR; or upon any other substantial change in MR's method of conducting MR's business.

                  c) FOR CHANGE IN OWNERSHIP OR BUSINESS. In the event of a change in SVL ownership through acquisition, sale, merger or a change in SVL business strategy, SVL shall not terminate this agreement until at least six
                           (6) months from the date of such change.

         8.3 Upon termination, SVL agrees not to employ or contract any direct or indirect affiliates of MR for a period of twelve
                  (12) months.

9.       CONSTRUCTION OF AGREEMENT.

         9.1 This Agreement shall be construed according to the laws of the State of Minnesota. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision had never been contained herein. Any variation between any printed portion of this contract and any typed or handwritten portion shall be resolved in favor of the typed or handwritten portion as against the printed portion. Any variation between the terms of this Agreement and the terms of the Exhibits shall be resolved in favor of the terms of the Exhibits.

10.      INDEPENDENT CONTRACTOR.

         10.1 MR is not an employee of SVL for any purpose whatsoever, but is an independent contractor. SVL shall not have the right to require MR to do anything which would jeopardize the relationship of independent contractor between SVL and MR. All expenses and disbursements incurred by MR in connection with this Agreement shall be borne wholly and completely by MR. MR does not have, nor shall MR hold MR out as having, any right, power or authority to create any contract or obligation, either express or implied, on behalf of , in the name of, or binding upon SVL, unless SVL shall consent thereto in writing.


11.      DISPUTES AND ARBITRATION.

         11.1 The parties agree that any disputes or questions arising hereunder, including the construction or application of this Agreement, shall be settled by arbitration in accordance with the then-existing rules of the American Arbitration Association. The decision of the arbitrator shall be final and binding upon the parties both to law and to fact and shall not be appealable to any court in any jurisdiction.

12.      INCORPORATION OF EXHIBITS.

         12.1 Exhibits A through D are incorporated by reference as though set out in full. Each page of such exhibits shall be initialed by MR when MR delivers this Agreement to SVL, and by SVL when it executes this Agreement.

13.      NOTICES.

         13.1 Notices to MR should be given to MR at MR's principal place of business as shown in Section 1 preceding. Notices to SVL shall be given to SVL at SVL's principal place of business as shown in Section 1. All notices shall be effective when deposited in the U.S. Mail with postage thereon, via registered or certified mail, return receipt requested.

14.      MR'S PLAN.

         14.1 At SVL's request, MR shall periodically provide to SVL reports regarding MR's proposed business plans for sales goals referred to in Exhibit B. Such plan shall not be effective until reviewed, accepted, signed and dated by both parties to this Agreement and physically affixed to it. Failure to submit a plan or abide by its content will be cause for termination of this agreement.

15.      ENTIRE AGREEMENT.

         15.1 This Agreement defines the responsibilities of the parties and constitutes the entire agreement between them. This Agreement supersedes any and all prior agreements and trade practices between the parties and may be modified only in writing signed by both parties.

16.      AUTHORITY TO EXECUTE.

The undersigned persons signing this document personally represent that they have the authority to do so on behalf of their respective organizations.


Dated and signed by MR this ______ day of _____________________________________


               By: ____________________________________________

               Printed Name: __________________________________

               Title: _________________________________________


Dated and signed by SVL this ______ day of ____________________________________


               By: _____________________________________
               Printed Name:     Byron L. Gilman
               Title:            Chief Executive Officer




                      MANUFACTURER REPRESENTATIVE AGREEMENT

                                    EXHIBIT A

         MR is hereby authorized to identify and support dealers, promote and sell all SVL products in Exhibit B in the territory listed below.

                              TERRITORY ASSIGNMENT









SVL initials _______________________  Date _________________________

MR initials  _______________________  Date _________________________





                      MANUFACTURER REPRESENTATIVE AGREEMENT



                                    EXHIBIT B


                           PRODUCTS - QUOTAS - MARKETS


The MR identified in this agreement is authorized to and shall promote, demonstrate and sell the following SurVivaLink products into the identifiable market in accordance with the agreed upon quota for the term of this agreement:


PRODUCTS:                                                     QUOTAS:








MARKETS:






SVL initials _______________________  Date _________________________

MR initials  _______________________  Date _________________________






                      MANUFACTURER REPRESENTATIVE AGREEMENT



                                    EXHIBIT C


                               COMMISSION SCHEDULE

The MR identified in this agreement will receive commission for their sales as defined herein. Commission will be paid once the customer pays their invoice in full.













SVL initials _______________________  Date _________________________

MR initials  _______________________  Date _________________________







                      MANUFACTURER REPRESENTATIVE AGREEMENT


                                    EXHIBIT D



                          SVL LIMITED PRODUCT WARRANTY


LIMITED WARRANTY SUMMARY

SVL warrants that its products will be free from defects in material and workmanship for one year from the date of original shipment. Exceptions are as follows:

         A) Electrodes are warranted as noted above only if unopened (sealed in laminated outer wrap).

         B) Repaired products are warranted for 90 days or the remainder of the original limited warranty, whichever is longer.


LIMITED WARRANTY OBLIGATION

The obligation of SVL is limited to repair or replacement of defective parts; the limited warranty does not cover any product or part damaged from misuse, abuse, or neglect, and it does not cover indirect or consequential damages.

As the limited warranty may change from time to time, the limited warranty in effect at the time of a sale will remain the limited warranty for that product. The most current limited warranty will prevail in all sales.

THIS IS A SUMMARY OF THE LIMITED WARRANTY. THE ACTUAL TERMS, CONDITIONS, AND DISCLAIMERS OF THE LIMITED WARRANTY ARE AVAILABLE UPON REQUEST.











SVL initials _______________________  Date _________________________

MR initials  _______________________  Date _________________________